                                                                    Exhibit 24.1



                               POWER OF ATTORNEY

     The undersigned, acting in the capacity or capacities with respect to PanAmSat Corporation stated with their respective names below, hereby constitute and appoint Kenneth N. Heintz and James W. Cuminale, each acting alone, the attorneys-in-fact of the undersigned with full power to them and each of them to sign for and in the name of the undersigned in the capacities indicated below
(a) the Annual Report on Form 10-K of PanAmSat Corporation for the fiscal year ended December 31, 1998, and (b) any and all amendments and supplements thereto, but subject to the prior approval of PanAmSat's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 by a majority of the Board of Directors of PanAmSat:

Signature                                                                   Date
       Michael T. Smith                                                March 25, 1999
-------------------------------------
Michael T. Smith
Chairman of the Board of Directors

    Frederick A. Landman                                               March 25, 1999
-------------------------------------
Frederick A. Landman
President, Chief Executive
Officer (principal executive officer)
and Director

      Roxanne S. Austin                                                March 25, 1999
-------------------------------------
Roxanne S. Austin
Director

     Patrick J. Costello                                               March 25, 1999
-------------------------------------
Patrick J. Costello
Director

       Steven D. Dorfman                                               March 22, 1999
-------------------------------------
Steven D. Dorfman
Director

     Dennis F. Hightower                                               March 25, 1999
-------------------------------------
Dennis F. Hightower
Director

     James M. Hoak                                      March 25, 1999
-------------------------------------
James M. Hoak
Director

    Stephen R. Kahn                                     March 26, 1999
-------------------------------------
Stephen R. Kahn
Director

    Charles H. Noski                                    March 25, 1999
-------------------------------------
Charles H. Noski
Director

     Joseph R. Wright, Jr.                              March 19, 1999
-------------------------------------
Joseph R. Wright, Jr.
Director
                                                        March   , 1999
-------------------------------------
Kenneth N. Heintz
Executive Vice President and
Chief Financial Officer
(principal financial officer and
principal accounting officer)